Exhibit 99.1

Transcat Appoints Jaime Irick as President and Chief Executive Officer

Proven B2B Industrial and Technology Leader Brings Strong Track Record of Growth and Value Creation

ROCHESTER, NY, March 9, 2026 – Transcat, Inc. (Nasdaq: TRNS) (“Transcat” or the “Company”), a leader in test measurement, control and calibration, today announced the appointment of Jaime Irick as President and Chief Executive Officer, effective March 29, 2026. The Board also appointed Mr. Irick to the Transcat Board of Directors as of March 29, 2026, where he will serve on the Executive Committee. As previously announced, Lee D. Rudow is retiring from his role as CEO and from the Board, and will be a senior advisor to the Company through March 2027.

“Jaime is a proven C-suite executive and public company board member with an established record of delivering results at multi-billion dollar industrial and technology enterprises. His strategic vision, growth focus and operational expertise make him ideally suited to lead Transcat,” said Gary Haseley, Chairman of the Board. “Jaime has extensive, wide-ranging experience spearheading successful integrations following complex transactions, driving growth and profitability, and leading high-performing teams—all of which align with our strategic vision. His recent success in leading a $2 billion carve-out, delivering growth, and completing a $1.1 billion integration at The Pittsburgh Paints Company are powerful examples of his leadership and his focus on shareholder value creation. The Board is confident in Jaime’s ability to advance our strategy by building on Transcat’s strong foundation and winning culture while enhancing execution to create long-term value for shareholders, customers, and employees.”

“I am honored by the Board’s confidence and excited to lead Transcat at this pivotal moment in its history,” said Jaime Irick. “Throughout my career, I have led organizations where a deep commitment to quality and execution drives customer success and optimizes business performance. Transcat’s dedication to helping the world’s most critical industries stay accurate, compliant and competitive deeply resonates with me. I look forward to working with our employees, customers and partners to seize new opportunities, drive growth and innovation, and continue to set the standard in calibration services and equipment.”

Mr. Haseley added, “On behalf of the Board, I would like to thank Lee for his exceptional leadership over the past 14 years. He has transformed Transcat into a national leader in calibration services while building an outstanding management team that will carry this momentum forward.”

Jaime Irick looks forward to meeting with Transcat investors and analysts following the Company’s Fourth Quarter and Full Year 2026 conference call and webcast.

About Jaime Irick

Mr. Irick has extensive C-suite leadership experience across the industrial and technology sectors. Most recently, he served as CEO of Pittsburgh Paints Company, where he successfully led a $2 billion carve-out and transition from PPG Industries (NYSE: PPG) to private equity ownership, outperforming competitors’ organic growth during the division’s last year at PPG. Previously, he served as Senior Vice President of two divisions at PPG Industries, Inc., overseeing $3 billion in revenue and more than 7,000 employees, where he drove margin expansion and led the launch of several award-winning product lines. During his tenure at PPG Industries, he also successfully completed the $1.1 billion integration of Ennis-Flint.

Prior leadership roles include President of Life Fitness (Brunswick Corporation), where he refocused the company’s strategy on digital solutions and implemented operational initiatives that enhanced profitability and growth. While at General Electric, Mr. Irick held positions of increasing responsibility across diverse divisions such as the Corporate Initiatives Group, Security, and Energy; he was also President & Chief Executive Officer of GE Lighting Solutions/LED as well as the Chief Commercial Officer of Current. Mr. Irick holds a degree in Systems Engineering from the United States Military Academy at West Point and an MBA from Harvard Business School. Before his business career, Mr. Irick served as a Field Artillery Officer in the U.S. Army and is a qualified Airborne Ranger. He currently serves as a member of the Board of Directors of Illinois Tool Works Inc. (NYSE: ITW).

About Transcat

Transcat Inc. is a leading provider of accredited calibration, reliability, maintenance optimization, quality and compliance, validation, Computerized Maintenance Management System (CMMS), and pipette services. The Company is focused on providing best-in-class services and products to highly regulated industries, particularly the Life Science industry, which includes pharmaceutical, biotechnology, medical device, and other FDA-regulated businesses, as well as aerospace and defense, and energy and utilities. Transcat provides periodic on-site services, mobile calibration services, pickup and delivery, in-house services at its Calibration Service Centers strategically located across the United States, Puerto Rico, Canada, and Ireland. In addition, Transcat operates calibration labs in imbedded customer-site locations. The breadth and depth of measurement parameters addressed by Transcat’s ISO/IEC 17025 scopes of accreditation are believed to be the best in the industry.

Transcat also operates as a leading value-added distributor that markets, sells and rents new and used national and proprietary brand instruments to customers primarily in North America. The Company believes its combined Service and Distribution segment offerings, experience, technical expertise, and integrity create a unique and compelling value proposition for its customers.

Transcat’s strategy is to leverage its strong brand and unique value proposition that includes its comprehensive instrument service capabilities, Cost, Control and Optimizations services, and leading distribution platform to drive organic sales growth. The Company will also look to expand its addressable calibration market through acquisitions and capability investments to further realize the inherent leverage of its business model. More information about Transcat can be found at: Transcat.com.

Safe Harbor Statement

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements relate to expectations, estimates, beliefs, assumptions and predictions of future events and are identified by words such as “anticipates,” “believes,” “estimates,” “expects,” "look forward," “may,” “plan,” “opportunity,” “outlook,” “potential,” “strategy,” “vision,” “will,” and other similar words. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated financial results, succession planning, growth strategy, potential acquisitions, market position, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company’s forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

Investor Relations
Chris Tyson
Executive Vice President
MZ Group - MZ North America
Phone: (949) 491-8235
TRNS@mzgroup.us
www.mzgroup.us